                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or 12(g) of the
                        Securities Exchange Act of 1934


                               OSI SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


              CALIFORNIA                           33-0238801
        (State of Incorporation                 (I.R.S. Employer
           or Organization)                    Identification No.)


                              12525 CHADRON AVENUE
                          HAWTHORNE, CALIFORNIA 90250
   (Address, including zip code, of Registrant's principal executive offices)

       Securities to be Registered Pursuant to Section 12(b) of the Act:

       Title of Each Class           Name of Each Exchange on Which
       to be so Registered           Each Class is to be Registered
      ----------------------         ------------------------------
               None                               None

   If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

   If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

   Securities Act registration statement file number to which this form relates:
333-29179

   Securities to be Registered Pursuant to Section 12(g) of the Act:


                           COMMON STOCK, NO PAR VALUE
                                (Title of Class)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the common stock, no par value, of OSI Systems, Inc. (the "Company") contained under the caption "Description of Capital Stock" on page 54 of the Company's Preliminary Prospectus, dated August 27, 1997, filed with the Securities and Exchange Commission on September 2, 1997 as part of the Company's Registration Statement on Form S-1 (No. 333-29179) (the "Registration Statement"), as such description may be amended in any prospectus included or deemed to be included in the Registration Statement subsequently filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.


ITEM 2.   EXHIBITS.

     3.1 Articles of Incorporation of the Company filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference.

     3.2 Amended and Restated Bylaws of the Company filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference.

     4.1 Specimen Common Stock Certificate filed as Exhibit 4.1 to the Registration Statement and incorporated herein by reference.


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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: September 24, 1997         OSI Systems, Inc.



                                 By: /s/ Deepak Chopra
                                     ------------------------------
                                     Deepak Chopra, Chief Executive
                                     Officer and President

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